Supplement to the Class A, B and C Shares Prospectus

CREDIT SUISSE LARGE CAP GROWTH FUND

The following information replaces the information set forth on page 6 of the fund's Prospectus:

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

*    Prior to December 1, 2006, the fund followed different investment strategies under the name "Credit Suisse Capital Appreciation Fund."

Dated: March 29, 2007	LCG-PRO-LOAD-16-0307 2007-003